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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the Annual Report on Form 10-K/A of Voxware, Inc. (the "Company") for the year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Bathsheba J. Malsheen, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ Bathsheba J. Malsheen*
                                    ---------------------------------------
Dated: May 23, 2003                 Bathsheba J. Malsheen, President and
                                    Chief Executive Officer
                                    (Principal Executive Officer)


* A signed original of this written statement required by Section 906 has been provided to Voxware, Inc. and will be retained by Voxware, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.